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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): September 24, 1998



                             Manugistics Group, Inc.
               (Exact name of issuer as specified in its charter)



             Delaware                    0-22154               52-1469385
(State or other jurisdiction of        (Commission           (I.R.S. Employer
  incorporation or organization)       File Number)       Identification Number)



                           2115 East Jefferson Street
                            Rockville, Maryland 20852
              (Address of principal executive offices and zip code)


                                 (301) 984-5000
              (Registrant's telephone number, including area code)

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Item 5.  Other events.

In a press release dated September 24, 1998, Manugistics Group, Inc. announced a restructuring of its business together with a reduction in its work force of approximately six percent, as part of an overall expense containment program. A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report:

Exhibit Number   Description
--------------   -----------
     99          Press Release dated September 24, 1998.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 25th day of September, 1998.


                                       MANUGISTICS GROUP, INC.


                                       By: /s/ Peter Q. Repetti
                                           -------------------------------------
                                           Peter Q. Repetti
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer
                                            and Chief Accounting Officer)


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                                  EXHIBIT INDEX



Exhibit Number   Description
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   99            Manugistics Group, Inc. Press Release dated September 24, 1998